                                                                   Exhibit 10.36



                                  BANKATLANTIC,
                                    as Issuer

                                       to


                            WILMINGTON TRUST COMPANY,
      as Trustee, Paying Agent, Calculation Agent and Securities Registrar

                            ------------------------


                                    INDENTURE

                          Dated as of October 29, 2002


                            -------------------------


               FLOATING RATE SUBORDINATED DEBT SECURITIES DUE 2012






                                TABLE OF CONTENTS

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                                                      ARTICLE I
                                          DEFINITIONS AND OTHER PROVISIONS

SECTION 1.01.  Definitions........................................................................................1
   Act............................................................................................................2
   Additional Interest............................................................................................2
   Affiliate......................................................................................................2
   Authenticating Agent...........................................................................................2
   Bank...........................................................................................................2
   Board of Directors.............................................................................................2
   Board Resolution...............................................................................................2
   Business Day...................................................................................................2
   Calculation Agent..............................................................................................2
   Code...........................................................................................................2
   Comparable Treasury Issue......................................................................................2
   Comparable Treasury Price......................................................................................3
   Corporate Trust Office.........................................................................................3
   corporation....................................................................................................3
   Debt Securities................................................................................................3
   Default........................................................................................................3
   Defaulted Interest.............................................................................................3
   Dollar or $....................................................................................................3
   Event of Default...............................................................................................3
   FDIC...........................................................................................................3
   Federal Reserve................................................................................................3
   Final Redemption Date..........................................................................................3
   Holder.........................................................................................................3
   Indenture......................................................................................................3
   Interest Payment Date..........................................................................................3
   Interest Rate..................................................................................................3
   Issuer.........................................................................................................4
   Issuer Authorized Officer......................................................................................4
   Issuer Request and Issuer Order................................................................................4
   LIBOR..........................................................................................................4
   LIBOR Banking Day..............................................................................................4
   LIBOR Business Day.............................................................................................4
   LIBOR Determination Date.......................................................................................4
   Maturity Date..................................................................................................4
   Officers' Certificate..........................................................................................4
   Opinion of Counsel.............................................................................................4
   Optional Redemption Date.......................................................................................4
   Optional Redemption Price......................................................................................4


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

   OTS............................................................................................................4
   Outstanding....................................................................................................5
   Paying Agent...................................................................................................5
   Person.........................................................................................................5
   Place of Payment...............................................................................................5
   Predecessor Security...........................................................................................5
   Primary Treasury Dealer........................................................................................6
   Quotation Agent................................................................................................6
   Redemption Price...............................................................................................6
   Reference Treasury Dealer......................................................................................6
   Reference Treasury Dealer Quotations...........................................................................6
   Regular Record Date............................................................................................6
   Remaining Life.................................................................................................6
   Responsible Officer............................................................................................6
   Securities Act.................................................................................................6
   Security Register and Security Registrar.......................................................................6
   Senior Indebtedness............................................................................................6
   Special Record Date............................................................................................7
   Subsidiary; voting stock.......................................................................................7
   Tax Event......................................................................................................7
   Tax Redemption Date............................................................................................7
   Tax Redemption Price...........................................................................................7
   Treasury Rate..................................................................................................7
   Trustee........................................................................................................8
   Trust Indenture Act............................................................................................8
   United States..................................................................................................8
   United States Alien............................................................................................8

SECTION 1.02.  Compliance Certificates and Opinions...............................................................8


SECTION 1.03.  Form of Documents Delivered to Trustee.............................................................8


SECTION 1.04.  Notices, etc. to Trustee and Issuer................................................................9


SECTION 1.05.  Notice to Holders; Waiver..........................................................................9


SECTION 1.06.  Effect of Headings and Table of Contents..........................................................10


SECTION 1.07.  Successors and Assigns............................................................................10


SECTION 1.08.  Separability Clause...............................................................................10


SECTION 1.09.  Benefits of Indenture.............................................................................10


SECTION 1.10. Governing Law......................................................................................10


SECTION 1.11. Legal Holidays.....................................................................................10
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                                       ii
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                                                     ARTICLE II
                                                 DEBT SECURITY FORMS

SECTION 2.01. Forms Generally....................................................................................10


SECTION 2.02. Form of Trustee's Certificate of Authentication....................................................11


                                                     ARTICLE III
                                                THE DEBT SECURITIES

SECTION 3.01.  Authentication, Delivery and Dating...............................................................11


SECTION 3.02.  Denominations.....................................................................................12


SECTION 3.03.  Execution.........................................................................................12


SECTION 3.04.  Registration, Transfer and Exchange...............................................................12


SECTION 3.05.  Mutilated, Destroyed, Lost and Stolen Debt Securities.............................................16


SECTION 3.06.  Redemption at Maturity............................................................................17


SECTION 3.07.  Payment of Interest; Interest Rights Preserved....................................................17


SECTION 3.08.  Additional Interest...............................................................................19


SECTION 3.09.  Cancellation......................................................................................20


SECTION 3.10.  Computation of Interest...........................................................................21


SECTION 3.11. CUSIP Numbers......................................................................................22


SECTION 3.12. Persons Deemed Owners..............................................................................22


SECTION 3.13.  Federal Regulatory Approval Required..............................................................22


                                                     ARTICLE IV
                                             SATISFACTION AND DISCHARGE

SECTION 4.01. Satisfaction and Discharge of Indenture............................................................23


SECTION 4.02. Application of Trust Money.........................................................................24


SECTION 4.03.  Paying Agent to Repay Moneys Held.................................................................24


SECTION 4.04.  Return of Unclaimed Moneys........................................................................24

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                                      iii
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                                                      ARTICLE V
                                                      REMEDIES

SECTION 5.01. Events of Default..................................................................................25


SECTION 5.02. Acceleration of Maturity; Rescission and Annulment.................................................25


SECTION 5.03. Defaults; Collection of Indebtedness and Suits for Enforcement by Trustee..........................26


SECTION 5.04. Trustee May File Proofs of Claim...................................................................27


SECTION 5.05. Trustee May Enforce Claims Without Possession of Debt Securities...................................28


SECTION 5.06. Application of Money Collected.....................................................................28


SECTION 5.07. Limitation on Suits................................................................................28


SECTION 5.08. Unconditional Right of Holders to Receive Principal and Interest...................................29


SECTION 5.09. Restoration of Rights and Remedies.................................................................29


SECTION 5.10. Right and Remedies Cumulative......................................................................29


SECTION 5.11. Delay or Omission Not Waiver.......................................................................29


SECTION 5.12. Control by Holders.................................................................................30


SECTION 5.13. Waiver of Past Defaults............................................................................30


SECTION 5.14. Undertaking for Costs..............................................................................30


                                                     ARTICLE VI
                                                    THE TRUSTEE

SECTION 6.01. Certain Duties and Responsibilities................................................................31


SECTION 6.02. Notice of Defaults.................................................................................32


SECTION 6.03. Certain Rights of Trustee..........................................................................32


SECTION 6.04. Not Responsible for Recitals or Issuance of Debt Securities........................................33


SECTION 6.05. May Hold Debt Securities...........................................................................33


SECTION 6.06. Money Held in Trust................................................................................33


SECTION 6.07. Compensation and Reimbursement.....................................................................33


SECTION 6.08. Disqualification, Conflicting Interests............................................................34


SECTION 6.09. Corporate Trustee Required, Eligibility............................................................34


SECTION 6.10. Resignation and Removal, Appointment of Successor..................................................35

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                                       iv
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

SECTION 6.11. Acceptance of Appointment by Successor.............................................................36


SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business........................................37


SECTION 6.13. Preferential Collection of Claims Against Issuer...................................................37


SECTION 6.14. Appointment of Authenticating Agent................................................................37


                                                     ARTICLE VII
                                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

SECTION 7.01. Issuer to Furnish Trustee Names and Addresses of Holders...........................................38


SECTION 7.02. Preservation of Information; Communication to Holders..............................................38


                                                    ARTICLE VIII
                                               CONCERNING THE HOLDERS

SECTION 8.01. Acts of Holders....................................................................................39


SECTION 8.02. Proof of Ownership; Proof of Execution of Instruments by Holders...................................40


SECTION 8.03. Revocation of Consents; Future Holders Bound.......................................................41


                                                     ARTICLE IX
                                                  HOLDERS' MEETINGS

SECTION 9.01. Purposes of Meetings...............................................................................41


SECTION 9.02. Call of Meetings by Trustee........................................................................41


SECTION 9.03. Call of Meetings by Issuer or Holders..............................................................41


SECTION 9.04. Qualifications for Voting..........................................................................42


SECTION 9.05. Regulations........................................................................................42


SECTION 9.06. Voting.............................................................................................42


SECTION 9.07. No Delay of Rights by Meeting......................................................................43


SECTION 9.08.  Quorum; Actions...................................................................................43


                                                      ARTICLE X
                                CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 10.01. Issuer May Consolidate, etc., Only on Certain Terms...............................................44


SECTION 10.02. Successor Corporation Substituted.................................................................45

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                                       v
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SECTION 10.03. Opinion of Counsel................................................................................45


                                                     ARTICLE XI
                                               SUPPLEMENTAL INDENTURES

SECTION 11.01. Supplemental Indentures Without Consent of Holders................................................46


SECTION 11.02. Supplemental Indentures With Consent of Holders...................................................46


SECTION 11.03. Execution of Supplemental Indentures..............................................................47


SECTION 11.04. Effect of Supplemental Indentures.................................................................47


SECTION 11.05. Reference in Debt Securities to Supplemental Indentures...........................................47


SECTION 11.06.  Subordination Unimpaired.........................................................................48


SECTION 11.07. Notice of Supplemental Indenture..................................................................48


                                                     ARTICLE XII
                                                      COVENANTS

SECTION 12.01. Payment of Principal and Interest.................................................................48


SECTION 12.02. Tax Treatment of the Debt Securities..............................................................48


SECTION 12.03. Maintenance of Office or Agency...................................................................48


SECTION 12.04.  Money for Debt Securities; Payments To Be Held in Trust..........................................49


SECTION 12.05. Officers' Certificate as to Default...............................................................50


SECTION 12.06.  Regulatory Reports...............................................................................50


                                                    ARTICLE XIII
                                                  EARLY REDEMPTION

SECTION 13.01.  Tax Redemption...................................................................................50


SECTION 13.02.  Optional Redemption..............................................................................50


SECTION 13.03.  Notice of Redemption; Selection of Debt Securities...............................................50


SECTION 13.04.  Payment of Debt Securities Called for Redemption.................................................51


                                                     ARTICLE XIV
                               IMMUNITY OF INCORPORATORS, STOCKHOLDERS,OFFICERS AND DIRECTORS

SECTION 14.01.  Indenture and Debt Securities Solely Corporate Obligations.......................................51


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                                       vi
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                                                     ARTICLE XV
                                          SUBORDINATION OF DEBT SECURITIES

SECTION 15.01.  Agreement to Subordinate.........................................................................52


SECTION 15.02.  Obligation of the Issuer Unconditional and Payment Permitted if no Default.......................54


SECTION 15.03.  Limitations on Duties to Holders of Senior Indebtedness..........................................54


SECTION 15.04.  Notice to Trustee of Facts Prohibiting Payments..................................................54


SECTION 15.05.  Application by Trustee of Moneys Deposited With It...............................................55


SECTION 15.06.  Subrogation......................................................................................55


SECTION 15.07.  Subordination Rights Not Impaired by Acts or Omissions of Bank or Holders of Senior Indebtedness.55


SECTION 15.08.  Authorization of Trustee to Effectuate Subordination of Debt Securities..........................55


SECTION 15.09.  Right of Trustee to Hold Senior Indebtedness.....................................................56


SECTION 15.10.  Article XV Not to Prevent Defaults (Including Events of Default).................................56


SECTION 15.11.  Article Applicable to Paying Agents..............................................................56




EXHIBITS

EXHIBIT A             FORM OF DEBT SECURITY


                  THIS INDENTURE dated as of October 29, 2002, between BankAtlantic (the "Issuer" or the "Bank"), having its principal office at 1750 East Sunrise Boulevard, Fort Lauderdale, FL 33304 and Wilmington Trust Company, a Delaware banking corporation, as Trustee, Paying Agent, Calculation Agent and Securities Registrar hereunder (the "Trustee"), having its Corporate Trust Office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

                             RECITALS OF THE ISSUER

                  WHEREAS, for its lawful purposes, the Issuer has duly authorized the issuance of its floating rate subordinated debt securities due 2012 (the "Debt Securities") under this Indenture for inclusion in the TPref Funding II, Ltd. transaction and, to provide for, among other things, the execution, authentication, delivery and administration thereof, the Issuer has duly authorized the execution of this Indenture; and

                  WHEREAS, all acts and things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms have been done and performed.

                  NOW, THEREFORE, in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities as follows:

                                    ARTICLE I
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

                  (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (d) unless the context otherwise requires, any reference to an "Article" or a "Section" is to an Article or Section of this Indenture.

         Certain terms, used principally in Article III and Article VI, are defined in those respective Articles.

         "Act" when used with respect to any Holder has the meaning specified in
Section 8.01.

         "Additional Interest" shall have the meaning set forth in Section 3.08.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" has the meaning specified in Section 6.14.

         "Bank" means the Person named as the "Bank" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Bank" shall mean such successor corporation.

         "Board of Directors" means either the board of directors of the Issuer, or the executive or any other committee of that board duly authorized to act in respect hereof.

         "Board Resolution" means a copy of a resolution certified by a Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" when used with respect to any Place of Payment means any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in Wilmington, Delaware, Fort Lauderdale, Florida or such Place of Payment are authorized or obligated by law to close and, unless otherwise specified in a given definition, if the date of payment hereunder falls on a day that is not a Business Day, the first following Business Day will become the relevant date.

         "Calculation Agent" means the Person identified as "Trustee" in the first paragraph hereof.

         "Code" means the Internal Revenue Code of 1986 as in effect on the date hereof.

         "Comparable Treasury Issue" means with respect to any Optional Redemption Date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after the Final Redemption Date, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

         "Comparable Treasury Price" means (a) the average of five Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Quotation Agent receives fewer than five such Reference Treasury Dealer Quotations, the average of all such Quotations.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

         The term "corporation" includes corporations, associations, companies and business trusts.

         "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

         "Default" has the meaning specified in Section 5.03.

         "Defaulted Interest" has the meaning specified in Section 3.07.

         "Dollar" or "$" means such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Section 5.01.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "Federal Reserve" means the Board of Governors of the Federal Reserve System.

         "Final Redemption Date" means November 7, 2012

         "Holder" of a Debt Security means the Person in whose name the Debt Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means February 7, May 7, August 7 and November 7 of each year, commencing on February 7, 2003, during the term of this Indenture.

         "Interest Rate" means a per annum rate of interest, reset quarterly, equal to LIBOR, as determined on the LIBOR Determination Date immediately preceding each Interest Payment Date, plus 3.45%; PROVIDED, that the Interest Rate may not exceed 12.5% through the Interest Payment Date in November, 2007.

         "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor corporation.

         "Issuer Authorized Officer" means any executive officer of the Issuer who is authorized to sign an Issuer Request or Issuer Order on behalf of the Issuer.

         "Issuer Request" and "Issuer Order" mean, respectively, a written request or order signed in the name of the Issuer by two Issuer Authorized Officers and delivered to the Trustee.

         "LIBOR" means the London Interbank Offered Rate for Eurodollar deposits in Europe as determined by the Calculation Agent according to Section 3.10(b).

         "LIBOR Banking Day" has the meaning set forth in Section 3.10(b)(1).

         "LIBOR Business Day" has the meaning set forth in Section 3.10(b)(1).

         "LIBOR Determination Date" has the meaning set forth in Section
3.10(b).

         "Maturity Date" when used with respect to any Debt Security means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Final Redemption Date, the Optional Redemption Date or by declaration of acceleration.

         "Officers' Certificate" means a certificate signed by two Issuer Authorized Officers and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Issuer and who shall be reasonably satisfactory to the Trustee, that is delivered to the Trustee.

         "Optional Redemption Date" has the meaning set forth in Section 13.02.

         "Optional Redemption Price" means (1) if the Optional Redemption Date is before August 7, 2011, the greater of (a) 100% of the principal amount of the Debt Securities to be redeemed pursuant to Section 13.02, or (b) as determined by a Quotation Agent, the sum of the present value of the principal amount payable as part of the Redemption Price with respect to a redemption as of the Final Redemption Date, together with the present value of the remaining interest payments, calculated at a fixed per annum rate of interest equal to 8.11% over the Remaining Life, discounted to the Optional Redemption Date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.50%, plus, in the case of either (a) or (b), accrued and unpaid interest on such Debt Securities to the Optional Redemption Date; and (2) if the Optional Redemption Date is on or after August 7, 2011, the Redemption Price for such Optional Redemption Date.

         "OTS" means the Office of Thrift Supervision.

         "Outstanding" when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Debt Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Debt Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Debt Securities; PROVIDED, HOWEVER, that if such Debt Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Debt Securities that have been paid pursuant to Section
         3.05 or in exchange for, or in lieu of, other Debt Securities which have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Issuer;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have performed any Act hereunder, Debt Securities owned by the Issuer or any other obligor upon the Debt Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Debt Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the Issuer or any other obligor upon the Debt Securities or any Affiliate of the Issuer or of such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         "Paying Agent" means the Trustee or any Person authorized by the Issuer to pay the principal of or interest on any Debt Securities on behalf of the Issuer.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means the place or places where the principal of and interest on the Debt Securities are payable.

         "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security, and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 3.05 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

         "Primary Treasury Dealer" means a primary United States Government securities dealer in New York City.

         "Quotation Agent" means Salomon Smith Barney Inc. and its successors; PROVIDED, HOWEVER, that if the foregoing shall cease to be a Primary Treasury Dealer, the Issuer shall substitute therefor another Primary Treasury Dealer.

         "Redemption Price" of any Debt Security means the principal amount thereof and accrued and unpaid interest, if any, to the Final Redemption Date, Optional Redemption Date or Tax Redemption Date, as applicable.

         "Reference Treasury Dealer" means (i) the Quotation Agent and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Issuer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.

         "Regular Record Date" for the interest payable on the Debt Securities on any Interest Payment Date means the fifteenth day prior to an Interest Payment Date, whether or not such date is a Business Day.

         "Remaining Life" means, with respect to any Debt Security, the period from the Optional Redemption Date to the Final Redemption Date.

         "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office with direct responsibility for the administration of the Indenture, including any vice president, assistant vice president, assistant secretary, other trust officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Trustee's Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.04(a).

         "Senior Indebtedness" means the principal, interest and premium, if any, of all claims against or obligations of (including post default interest in the case of liquidation of the Issuer) the Issuer, whether outstanding on the date of execution of the Indenture or thereafter created, incurred, assumed or guaranteed by the Issuer, having the same priority as savings account holders of the Issuer or any higher priority and to all amendments, deferrals, renewals, extensions or refundings of such liabilities arising out of such claims or obligations, other than any liability which by its terms, or by the terms of the instrument creating such liability, provides, in substance that is pari passu with, or subordinated to, the Debt Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

         "Subsidiary" means a corporation, limited liability company, partnership or other entity, at least a majority of the outstanding voting stock, membership interests or partnership interests, as the case may be, of which is owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries, or by the Issuer and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only for so long as no senior class of stock has such voting power by reason of any contingency.

         "Tax Event" means the receipt by the Issuer of an Opinion of Counsel experienced in such matters to the effect that, as a result of any change (including any announced prospective change) in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official judicial or administrative interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the original issuance of the Debt Securities, there is more than an insubstantial risk that the Issuer has or will become obligated to pay Additional Interest on the Debt Securities as provided in Section 3.08.

         "Tax Redemption Date" has the meaning set forth in Section 13.01.

         "Tax Redemption Price" means 100% of the principal amount of the Debt Securities being redeemed plus accrued and unpaid interest on such Debt Securities to the Tax Redemption Date.

         "Treasury Rate" means (i) the yield, under the heading which represents the average for the week immediately prior to the date of calculation, appearing in the most recently published statistical release designated H.15 (519) or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the quarterly equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Optional Redemption Date.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "United States" means the United States of America (including the States and the District of Columbia), its territories and its possessions.

         "United States Alien" has the meaning set forth in Section 3.08.

         SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or representations or Opinion of Counsel with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or representation or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04. NOTICES, ETC. TO TRUSTEE AND ISSUER. Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; or

                  (b) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer.

         Any such Act or other document shall be in the English language.

         SECTION 1.05. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event by the Issuer or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, or transmitted via facsimile to such Holders as their names and addresses appear in the Security Register, within the time prescribed. In any case where notice is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver.

         SECTION 1.06. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.07. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

         SECTION 1.08. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.09. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their respective successors hereunder, the Holders and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.10. GOVERNING LAW. This Indenture and the Debt Securities shall be governed by and construed in accordance with applicable federal laws and the law of the State of New York without regard to the conflicts of law rules of such State.

         SECTION 1.11. LEGAL HOLIDAYS. In any case where any Interest Payment Date, the Final Redemption Date, the Optional Redemption Date, the Tax Redemption Date or the Maturity Date shall not be a Business Day in Wilmington, Delaware, Fort Lauderdale, Florida or at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payment of principal or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such Interest Payment Date, the Final Redemption Date, the Optional Redemption Date, the Tax Redemption Date or the Maturity Date.

                                   ARTICLE II
                               DEBT SECURITY FORMS

         SECTION 2.01. FORMS GENERALLY. The Debt Securities shall be substantially in the form of Exhibit A hereto. The Debt Securities shall be issued in registered, certificated form without coupons, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Debt Securities may be listed or of any automated quotation system on which the Debt Securities may be quoted, or to conform to usage, all as determined by the officers executing the Debt Securities as conclusively evidenced by their execution of such Debt Securities.

         The definitive Debt Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

         SECTION 2.02 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Debt Securities referred to in the within-mentioned Indenture.

                                    Wilmington Trust Company,
                                      not in its individual capacity but solely as Trustee

                                    By:
                                       --------------------------------
                                        Authorized Signatory


                                   ARTICLE III
                               THE DEBT SECURITIES

         SECTION 3.01. AUTHENTICATION, DELIVERY AND DATING. (a) Upon the execution and delivery of this Indenture, the Issuer will execute and deliver Debt Securities in an aggregate principal amount not in excess of $22,000,000 to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of the Debt Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver the Debt Securities. The Trustee shall be entitled to receive, prior to the authentication and delivery of the Debt Securities, an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of the Debt Securities have been complied with and as to the absence of any event that is, or after notice or lapse of time or both would become, a Default.

         (b) The Trustee shall not be required to authenticate any Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         (c) Each Debt Security shall be dated the date of its authentication.

         (d) No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent by manual signature of one of its authorized officers, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         SECTION 3.02. DENOMINATIONS. The Debt Securities shall be issuable only in registered form in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and shall be payable only in Dollars.

         SECTION 3.03. EXECUTION. The Debt Securities shall be executed on behalf of the Issuer by an Issuer Authorized Officer. The signature of any Issuer Authorized Officer may be manual or facsimile.

         Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

         SECTION 3.04. REGISTRATION, TRANSFER AND EXCHANGE. (a) The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register for the Debt Securities (the register maintained in such office and in any other office or agency of the Issuer in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of the Debt Securities and of transfers and exchanges of the Debt Securities and the address at which notice and demand to or upon the Issuer in respect of this Indenture and the Debt Securities may be served by the Holders of Debt Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Debt Securities and registering transfers and exchanges of Debt Securities as herein provided; PROVIDED, HOWEVER, that the Issuer may appoint co-Security Registrars. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times the Security Register shall be open for inspection by the Issuer.

         Upon surrender for registration of transfer of any Debt Security at the office or agency of the Issuer maintained for such purpose, the Issuer shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee, one or more new Debt Securities of any authorized denomination or denominations of like tenor and aggregate principal amount, bearing a number not contemporaneously Outstanding and containing identical terms and provisions.

         At the option of the Holder, Debt Securities may be exchanged for other Debt Securities of any authorized denomination or denominations of like tenor and aggregate principal amount containing identical terms and conditions, upon surrender of the Debt Securities to be exchanged at the office or agency of the Issuer maintained for such purpose.

         Whenever any Debt Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

         (b) All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered for such transfer or exchange.

         Every Debt Security presented or surrendered for transfer or exchange shall (if so required by the Issuer, the Trustee or the Security Registrar) be duly endorsed, and be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Security Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge will be made for any transfer or exchange of Debt Securities except as provided in Section 3.05. The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Issuer's own expense or without expense or without charge to the Holders.

         The Issuer or the Trustee, as applicable, shall not be required to register, transfer or exchange Debt Securities during a period beginning at the opening of business 15 days before the Final Redemption Date, the Optional Redemption Date or the Tax Redemption Date, as applicable, and ending at the close of business on the Final Redemption Date, the Optional Redemption Date or the Tax Redemption Date, as applicable.

         (c) Notwithstanding the foregoing, Debt Securities may not be transferred except in compliance with the restricted securities legend set forth below, unless otherwise determined by the Issuer in accordance with applicable law which legend shall be placed on each Debt Security:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ISSUED PURSUANT TO AN EXEMPTION FROM THE OFFERING CIRCULAR REQUIREMENTS OF THE OFFICE OF THRIFT SUPERVISION (THE "OTS") SET FORTH IN PART 563G OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS AND HAS NOT BEEN OFFERED PURSUANT TO AN OFFERING CIRCULAR FILED WITH, AND DECLARED EFFECTIVE BY, THE OTS. THIS SECURITY MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE OFFERING CIRCULAR UNDER SUCH OFFERING CIRCULAR REQUIREMENTS OR PURSUANT TO AN EXEMPTION FROM SUCH REQUIREMENTS. DUE CARE SHOULD BE TAKEN THAT A PROSPECTIVE SELLER OF THIS SECURITY IS NOT AN UNDERWRITER WITHIN THE MEANING OF 12 C.F.R. 563G.1(A)(14). THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE BANK, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS

BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE OFFERING CIRCULAR REQUIREMENTS OF THE OTS, SUBJECT TO THE BANK'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE BANK. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF
SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (II) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATE AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A PRINCIPAL AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY.

THIS OBLIGATION IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC").

THIS OBLIGATION IS SUBORDINATED ON LIQUIDATION, AS TO PRINCIPAL, INTEREST, AND PREMIUM, IF ANY, TO ALL CLAIMS (INCLUDING POST-DEFAULT INTEREST) AGAINST THE SAVINGS ASSOCIATION HAVING THE SAME PRIORITY AS SAVINGS ACCOUNT HOLDERS OR ANY HIGHER PRIORITY, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED BY THE ASSETS OF THE BANK OR ANY OF ITS AFFILIATES.

ABSENT PRIOR WRITTEN APPROVAL OF THE OTS, THIS SECURITY IS NOT ELIGIBLE FOR PURCHASE BY ANY SAVINGS ASSOCIATION OR A CORPORATE AFFILIATE THEREOF, EXCEPT THAT THIS SECURITY MAY BE PURCHASED BY A CORPORATE AFFILIATE OF THE BANK OR BY ANY DIVERSIFIED SAVINGS AND LOAN HOLDING COMPANY AND ANY NON-SAVINGS ASSOCIATION SUBSIDIARY THEREOF. THE BANK MAY NOT RECOGNIZE ON ITS TRANSFER BOOKS ANY TRANSFER MADE TO A SAVINGS ASSOCIATION OR ANY CORPORATE AFFILIATE THEREOF (EXCEPT AS PROVIDED IN THE PRECEDING SENTENCE) AND WILL NOT BE OBLIGATED TO MAKE ANY PAYMENTS OF PRINCIPAL OR INTEREST ON THIS SECURITY IF THE OWNER OF THIS SECURITY IS A SAVINGS ASSOCIATION OR ANY CORPORATE AFFILIATE THEREOF (EXCEPT AS PROVIDED IN THE PRECEDING SENTENCE).

         (d) The following legend shall appear on the reverse of each Debt
Security:

                  "Notwithstanding anything to the contrary in this Debt Security (or in any related document); (A) if the FDIC shall be appointed receiver for the Bank and in its capacity as such shall cause the Bank to merge with or into another financial institution, or in such capacity shall sell or otherwise convey part or all of the assets of the Bank to another financial institution or shall arrange for the assumption of less than all of the liabilities of the Bank by one or more other financial institutions, the FDIC shall have no obligation, either in its capacity as receiver or in its corporate capacity, to contract for or to otherwise arrange for the assumption of the obligation represented by this Debt Security in whole or in part by any financial institution or institutions which results from any such merger or which has purchased or otherwise acquired from the FDIC as receiver for the Bank, any of the assets of the Bank, or which, pursuant to any arrangement with the FDIC, has assumed less than all of the liabilities of the Bank. To the extent that obligations represented by this Debt Security have not been assumed in full by a financial institution with or into which the Bank may have been merged, as described in this paragraph (A), and/or by one or more financial institutions which have succeeded to all or a portion of the assets of the Bank, or which have assumed a portion but not all of the liabilities of the Bank as a result of one or more transactions entered into by the FDIC as receiver for the Bank, then the holder of this Debt Security shall be entitled to payments on this obligation in accordance with the procedures and priorities set forth in any applicable receivership regulations or in orders of the FDIC relating to such receivership.

                  (B) In the event that the obligation represented by this Debt Security is assumed in full by another financial institution, which shall succeed by merger or otherwise to substantially all of the assets and the business of the Bank, or which shall by arrangement with the FDIC assume all or a portion of the liabilities of the Bank, and payment or provision for payment shall have been made in respect of all matured installments of interests upon the Debt Securities together with all matured installments of principal on such Debt Securities which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the Bank shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal and interest on the Debt Security to be immediately due and payable shall be deemed to have been rescinded.

                  (C) This Debt Security is not eligible to be purchased or held by any savings association or corporate affiliate thereof except that this Debt Security may be purchased or held by a corporate affiliate of the Bank or by a diversified savings and loan holding company and its non-savings association subsidiaries. The Bank may not recognize on its transfer books any transfer made to a savings association or any corporate affiliate thereof (except as provided in the preceding sentence) and will not be obligated to make any payments of principal or interest on this Debt Security if the owner of this Debt Security is a savings association or any corporate affiliate thereof (except as provided in the preceding sentence.)"

         SECTION 3.05. MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES. If
(i) any mutilated Debt Security is surrendered to the Trustee at its Corporate Trust Office or (ii) the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Issuer nor the Trustee receives notice that such Debt Security has been acquired by a bona fide purchaser, then the Issuer shall execute and upon Issuer Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security, a new Debt Security of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding.

         In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security in accordance with its terms.

         Upon the issuance of any new Debt Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Debt Security issued pursuant to this Section shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Debt Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

         SECTION 3.06. REDEMPTION AT MATURITY. (a) The Debt Securities shall, on the Maturity Date, become due and payable at the Redemption Price and from and after such date (unless the Issuer shall default in the payment of the Redemption Price) the Debt Securities shall cease to bear interest. Upon surrender of any Debt Security for redemption on or after the Maturity Date, such Debt Security shall be paid by the Issuer at the Redemption Price. If any Debt Security shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Maturity Date at the Interest Rate.

         (b) On or prior to the Maturity Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust), in immediately available funds, an amount in Dollars sufficient to pay the Redemption Price on the Maturity Date.

                  SECTION 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.
        (a) Each Debt Security will bear interest at the then applicable Interest Rate from and including each Interest Payment Date or, in the case of the first interest period, the original date of issuance of such Debt Security to, but excluding, the next succeeding Interest Payment Date or, in the case of the last interest period, the Final Redemption Date, the Optional Redemption Date, the Tax Redemption Date or the Maturity Date, and on any overdue principal and any overdue installment of interest (including Defaulted Interest), payable on each Interest Payment Date, commencing on February 7, 2003. Interest on any Debt Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Debt Security upon any transfer or exchange subsequent to the Regular Record Date. Payment of interest shall be made at the Corporate Trust Office or, at the option of the Issuer, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, in accordance with arrangements satisfactory to the Trustee, at the option of the Holder, by wire transfer to an account designated by the Holder.

                  (b) Any interest on any Debt Security that is payable but is not punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such a Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (i) or (ii) below:

                                    (i) The Issuer may elect to make payment of
                  any Defaulted Interest to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holders of such Debt Securities at their addresses as they appear in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

                                    (ii) The Issuer may make payment of any
                  Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  (c) The Issuer shall not pay any interest while it remains in default in the payment of any assessment due to the FDIC; PROVIDED, that, if such default is due to a dispute between the Issuer and the FDIC over the amount of such assessment, this limitation shall not apply, if the Issuer deposits security satisfactory to the FDIC for payment upon final determination of the issue.

                  (d) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, that were carried by such other Debt Security.

         SECTION 3.08. ADDITIONAL INTEREST. The Issuer will, subject to the exceptions and limitations set forth below, pay as additional interest to each Holder that is a United States Alien (as defined below) such amounts (the "Additional Interest") as may be necessary so that every net payment received by such Holder, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount the Holder would have received in respect of such Debt Security had no such deduction or withholding been imposed. However, the Issuer will not be required to make any such payment of additional interest for or on account of:

                  (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having had a permanent establishment therein or (ii) such Holder's past or present status as a personal holding company, foreign personal holding company or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

                  (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

                  (c) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on a Debt Security;

                  (d) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with any applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Holder or the beneficial owner of such Debt Security if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

                  (e) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns 10 percent or more of the combined voting power of all classes of stock of the Issuer or that is a controlled foreign corporation related to the Issuer through stock ownership;

nor shall such additional interest be paid with respect to a payment on a Debt Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner held the Debt Security directly.

         The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

         Whenever in this Indenture or the Debt Securities there is a reference in any context to the payment of principal of or interest on the Debt Securities, such mention shall be deemed to include mention of payments of the Additional Interest provided for in this paragraph to the extent that, in such context, Additional Interest is, was or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Interest (if applicable) in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.


         SECTION 3.09. CANCELLATION. All Debt Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly canceled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Debt Securities canceled by any Authenticating Agent shall be delivered to the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly canceled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debt Securities held by the Trustee shall be returned to the Issuer. The acquisition of any Debt Securities by the Issuer shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt Securities are surrendered to the Trustee for cancellation.

         SECTION 3.10. COMPUTATION OF INTEREST.

         (a) The amount of interest payable for any interest period will be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant interest period; PROVIDED, HOWEVER, that upon the occurrence of a Tax Redemption pursuant to Section 13.01 the amounts payable pursuant to this Indenture shall be calculated as set forth in the definition of Tax Redemption Price.

         (b) LIBOR shall be determined by the Calculation Agent in accordance with the following provisions:

                  (1) On the second LIBOR Business Day (PROVIDED, that on such day commercial banks are open for business (including dealings in foreign currency deposits) in London (a "LIBOR Banking Day"), and otherwise the next preceding LIBOR Business Day that is also a LIBOR Banking Day) prior to February 15, May 15, August 15 and November 15 (except, with respect to the first interest payment period, on October 25, 2002), (each such day, a "LIBOR Determination Date"), LIBOR shall equal the rate, as obtained by the Calculation Agent for three-month Eurodollar deposits in Europe, which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions) or such other page as may replace such Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date, as reported by Bloomberg Financial Markets Commodities News. "LIBOR Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in New York, New York or Wilmington, Delaware are authorized or obligated by law or executive order to be closed. If such rate is superseded on Telerate Page 3750 by a corrected rate before 12:00 noon (London time) on the same LIBOR Determination Date, the corrected rate as so substituted will be the applicable LIBOR for that LIBOR Determination Date.

                  (2) If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750 or such other page as may replace such Page 3750, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks (as defined below) to leading banks in the London interbank market for three-month U.S. Dollar deposits in Europe (in an amount determined by the Calculation Agent) by reference to requests for quotations as of approximately 11:00 a.m. (New York time) on the LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on any LIBOR Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal the arithmetic mean of such quotations. If, on any LIBOR Determination Date, only one or none of the Reference Banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that at least two leading banks in the City of New York (as selected by the Calculation Agent) are quoting on the relevant LIBOR Determination Date for three-month U.S. Dollar deposits in Europe at approximately 11:00 a.m. (New York time) (in an amount determined by the Calculation Agent). As used herein, "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent.

                  (3) If the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be LIBOR in effect on the previous LIBOR Determination Date (whether or not LIBOR for such period was in fact determined on such LIBOR Determination Date).

         (c) All percentages resulting from any calculations on the Debt Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

         (d) On each LIBOR Determination Date, the Calculation Agent shall notify, in writing (which may be transmitted via facsimile or mailed, first class postage prepaid), the Bank and the Paying Agent of the applicable Interest Rate in effect for the related Interest Payment Date. The Calculation Agent shall, upon the request of the holder of any Debt Securities, provide the Interest Rate then in effect. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Bank and the Holders of the Debt Securities. The Paying Agent shall be entitled to rely on information received from the Calculation Agent or the Bank as to the Interest Rate. The Bank shall, from time to time, provide any necessary information to the Paying Agent relating to any original issue discount and interest on the Debt Securities that is included in any payment and reportable for taxable income calculation purposes.

         SECTION 3.11. CUSIP NUMBERS. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

         SECTION 3.12. PERSONS DEEMED OWNERS. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Debt Security is registered as the owner of such Debt Security for the purpose of receiving payment of principal of and (subject to Section 3.07) interest, if any, on, such Debt Security and for all other purposes whatsoever, whether or not such Debt Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon such Holder's order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt Security.

         SECTION 3.13. FEDERAL REGULATORY APPROVAL REQUIRED. The Debt Securities may not be repaid in the case of an acceleration due to an Event of Default or voluntarily redeemed in the case of a Tax Event without the prior written approval of or, if applicable, written notice to the Office of Thrift Supervision (the "OTS") if the Issuer is, or after giving effect to such repayment will be, failing to meet its regulatory capital requirements under 12 C.F.R. pt. 567 or if otherwise required by the applicable capital guidelines or policies of the OTS. If such approval is necessary, within 30 days after receipt of any declaration of acceleration pursuant to Section 5.02, the Issuer will apply to the OTS for written approval of repayment prior to maturity. In the event that the Issuer obtains such prior written approval, the Issuer shall notify the Holders, and the Trustee and will arrange for prompt payment on the Debt Securities.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

         SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture, shall, upon Issuer Order, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange herein expressly provided for and rights to receive payments of principal and interest) and the Trustee, upon receipt of an Issuer Order and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                  (i) all Debt Securities theretofore authenticated and delivered (other than (A) Debt Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in
         Section 3.05 and (B) Debt Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 12.04) have been delivered to the Trustee for cancellation; or

                  (ii) all Debt Securities not theretofore delivered to the Trustee for cancellation,

                           (A)  have become due and payable, or

                           (B)  will become due and payable within 15 months,

         and the Issuer has irrevocably deposited or caused to be deposited with the Trustee funds in trust in an amount sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal and interest to the date of such deposit (in the case of Debt Securities that have become due and payable) or to the date of redemption; PROVIDED, HOWEVER, in the event a petition for relief under the Federal bankruptcy, insolvency or other similar laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Issuer within 91 days after the deposit, or the FDIC or any other Person is appointed to act as a receiver or conservator or liquidator or trustee or assignee in bankruptcy or insolvency of the Issuer within 91 days after the deposit, and the Trustee is required to return the moneys then on deposit with the Trustee to the Issuer, the obligations of the Issuer under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

                  (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer;

                  (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

                  (d) the Issuer shall have received prior written approval for such discharge from the OTS.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.07, the obligations of the Issuer to any Authenticating Agent under Section 6.14, and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 12.04 shall survive.

                  SECTION 4.02. APPLICATION OF TRUST MONEY. Subject to Section
6.07 and the provisions of the last paragraph of Section 12.04, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, except that such money need not be segregated from other funds except to the extent required by applicable law.

                  SECTION 4.03. PAYING AGENT TO REPAY MONEYS HELD. Upon the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent of the Debt Securities (other than the Trustee) shall, upon demand of the Issuer, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 4.04. RETURN OF UNCLAIMED MONEYS. Any moneys deposited with or paid to the Trustee or any Paying Agent for payment of the principal of or interest on Debt Securities and not applied but remaining unclaimed by the Holders for two years after the date upon which the principal of or interest on such Debt Securities, as the case may be, shall have become due and payable, shall be repaid to the Issuer by the Trustee or such Paying Agent on written demand; and the Holders shall thereafter look only to the Issuer for any payment which such Holders may be entitled to collect and all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease.

                                    ARTICLE V
                                    REMEDIES

         SECTION 5.01. EVENTS OF DEFAULT. "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Issuer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Issuer under the Federal bankruptcy laws, or any other similar applicable law of any governmental unit, domestic or foreign, and such decree or order shall have continued undischarged or unstayed for a period of 90 days; or a decree or order or other decision of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of the FDIC or any other Person to act as a receiver or conservator or liquidator or trustee or assignee in bankruptcy or insolvency of the Issuer or of a substantial part of its property, or for the involuntary winding up or liquidation of its affairs, shall have been entered and such decree or order shall have remained in force undischarged and unstayed for a period of 90 days; or, under the provisions of any insolvency, bankruptcy, or other law for the relief or aid of creditors or depositors, any court, or agency or supervisory authority having jurisdiction in the premises shall assume custody or control of the Issuer or of a substantial part of its property, and such custody and control shall not be terminated or stayed within 90 days from the date of assumption of such custody or control; or any substantial part of the property of the Issuer shall be sequestered or attached and shall not be returned to the possession of the Issuer or released from such attachment within 90 days thereafter; or

                  (b) the Issuer shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under the Federal bankruptcy laws, or any other similar applicable law of any governmental unit, domestic or foreign, or shall consent to the filing of any such petition or shall consent to the appointment of a receiver or conservator or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or if corporate action shall be taken by the Issuer in furtherance of any of the aforesaid purposes.

         SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debt Securities may declare the principal amount of and all accrued but unpaid interest on the Debt Securities to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount and interest shall become immediately due and payable, subject to regulatory approval pursuant to Section 3.13. Upon payment of such amounts, all obligations of the Issuer in respect of the payment of principal of and interest on the Debt Securities shall terminate.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the Outstanding Debt Securities, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                           (i) all overdue installments of interest on all Debt
                  Securities,

                           (ii) the principal of any Debt Securities that have
                  become due and payable otherwise than by such declaration of acceleration and interest thereon at the Interest Rate,

                           (iii) to the extent that payment of such interest is
                  lawful, interest upon overdue installments of interest on each Debt Security at the Interest Rate, and

                           (iv) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Defaults have been cured, waived or otherwise remedied.

         No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

         SECTION 5.03. DEFAULTS; COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. "Default," wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a)  an Event of Default has occurred;

                  (b) the Issuer fails to pay the principal of any Debt Security at the Maturity Date and such failure is continued for seven days, whether or not such payment is prohibited by Article XV hereof; or

                  (c) the Issuer fails to pay any installment of interest on an Interest Payment Date and such failure is continued for 30 days, whether or not such payment is prohibited by Article XV hereof.

         The Issuer covenants that, if a Default shall occur, it will, upon demand of the Trustee and subject to Section 3.13 hereof, pay to the Trustee, for the benefit of the Holders, the entire amount then due and payable on the Debt Securities (x) in the case of a Default specified in clause (a) or (b) above, for the principal and interest, if any, and interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the Interest Rate, and
(y) in the case of a Default specified in clause (c) above, for the interest and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the Interest Rate; and in each case, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Issuer fails to pay such amount forthwith upon such demand and if the necessary approvals under Section 3.13 have been obtained, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Debt Securities, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Debt Securities wherever situated.

         If a Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law relative to the Issuer or any other obligor upon the Debt Securities, or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Debt Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

         Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT SECURITIES. All rights of action and claims under this Indenture or the Debt Securities may be prosecuted and enforced by the Trustee without the possession of any Debt Security or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

         SECTION 5.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Debt Securities in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 6.07;

                  SECOND: To the payment of all Senior Indebtedness of the Issuer if and to the extent required by Article XV;

                  THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Debt Securities, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal and interest, respectively; and

                  FOURTH: The balance, if any, to the Issuer.

         SECTION 5.07. LIMITATION ON SUITS. No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Default;

                  (b) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee, in its reasonable discretion, against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given at law or in equity.

         SECTION 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Subject only to the provisions of Article XV, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal on the Final Redemption Date, the Optional Redemption Date or Tax Redemption Date, as applicable, and (subject to Section 3.07) interest (including any Additional Interest) on the Interest Payment Dates, and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 5.10. RIGHT AND REMEDIES CUMULATIVE. Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 5.12. CONTROL BY HOLDERS. The Holders of not less than a majority in principal amount of the Outstanding Debt Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities; PROVIDED, that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith being advised by counsel shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed might result in personal liability for the Trustee or would be unjustly prejudicial to the Holders not joining in any such direction; and

                  (c) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

         SECTION 5.13. WAIVER OF PAST EVENT OF DEFAULT. The Holders of not less than a majority in principal amount of the Outstanding Debt Securities may on behalf of all Holders waive any past Event of Default hereunder and its consequences.

         Upon any such waiver, such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Debt Securities under this Indenture, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         SECTION 5.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Debt Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities, or to any suit instituted by any Holder of a Debt Security for the enforcement of the payment of the principal of or interest on such Debt Security on or after the Final Redemption Date or the relevant Interest Payment Date.

                                   ARTICLE VI
                                   THE TRUSTEE

         SECTION 6.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) Except during the continuance of an Event of Default or Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon an Officers' Certificate or Opinion of Counsel or any other certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any Officers' Certificate or Opinion of Counsel or any other such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture.

         (b) In case a Default has occurred and is continuing, the Trustee shall, with respect to the Debt Securities, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) this clause shall not be construed to limit the
                  effect of clause (a) above;

                           (ii) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Trustee shall not be liable with respect to
                  any action taken, suffered or omitted to be taken by it, with respect to the Debt Securities, in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Debt Securities; and

                           (iv) the Trustee shall not be required to expend or
                  risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and Section 6.02.

         SECTION 6.02. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder, the Trustee shall by the pertinent methods provided in
Section 1.05 give notice to all Holders of each default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of default in the payment of the principal of or interest on any Debt Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; PROVIDED FURTHER, that in the case of any default of the character specified in Section 5.01(a)(i) no such notice to Holders shall be given until at least 60 days after the occurrence thereof; and PROVIDED FURTHER, that the Trustee shall not be charged with knowledge of default unless either (a) a Responsible Officer of the Trustee shall have actual knowledge of such default or (b) the Trustee shall have received written notice thereof from the Issuer or any other obligor on the Debt Security or any Holder, except with respect to a default pursuant to Sections 5.03(b) or 5.03(c) hereof (other than a default resulting from the default in the payment of Additional Interest, if any, if the Trustee does not have actual knowledge or written notice that such payment is due and payable) of which the Trustee shall be deemed to have knowledge. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, a Default.

         SECTION 6.03. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to the Debt Securities (that has not been cured or waived) to exercise with respect to Debt Securities such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBT SECURITIES. The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Debt Securities. The Trustee shall not be accountable for the use or application by the Issuer of any Debt Securities or the proceeds thereof.

         SECTION 6.05. MAY HOLD DEBT SECURITIES. The Trustee, any Paying Agent, the Security Registrar or any other agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities, and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         SECTION 6.06. MONEY HELD IN TRUST. Money held by the Trustee or any Paying Agent (except the Issuer) in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys, if any, shall be paid from time to time to the Issuer upon the written order of the Issuer, signed by the Chairman of the Board of Directors, the Vice Chairman, the President, the Chief Financial Officer, the Chief Operating Officer, a Vice President, the Treasurer or an Assistant Treasurer of the Bank.

         SECTION 6.07. COMPENSATION AND REIMBURSEMENT. The Issuer agrees

                  (a) to pay to the Trustee from time to time such compensation in Dollars for all services rendered by it hereunder as may be mutually agreed upon in writing by the Issuer and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse the Trustee in Dollars upon its written request for all documented reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance attributable to its negligence or bad faith; and

                  (c) to indemnify in Dollars the Trustee (including in its individual capacity) and any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense except to the extent such loss, damage, claim, liability or expense results from the negligence or bad faith of such indemnitee, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 5.01(a) and 5.01(b), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar laws.

         As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien prior to the Debt Securities, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Debt Securities.

         The obligations of the Issuer under this Section to compensate, reimburse and indemnify the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge or other termination of this Indenture and shall survive the resignation or removal of the Trustee.

         SECTION 6.08. DISQUALIFICATION, CONFLICTING INTERESTS. If the Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Indenture.

         SECTION 6.09. CORPORATE TRUSTEE REQUIRED, ELIGIBILITY. There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.10. RESIGNATION AND REMOVAL, APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

         (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time and a successor Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities, delivered to the Trustee and to the Issuer.

         (d) If at any time:

                           (i) the Trustee shall fail to comply with Section
                  6.08 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Debt Security for at least six months, or

                           (ii) the Trustee shall cease to be eligible under
                  Section 6.09 and shall fail to resign after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Debt Security for at least six months, or

                           (iii) the Trustee shall become incapable of acting or
                  a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

                           (iv) the Trustee shall commence a voluntary case
                  under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debt Security for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security for at least six months may, subject to Section 5.14, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in the manner and to the extent provided in Section 1.05 to the Holders. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In the case of an appointment hereunder of a successor Trustee, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of the amounts then due to it pursuant to the provisions of
Section 6.07, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.07.

         (b) Upon request of any successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED, that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

         SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor).

         SECTION 6.14. APPOINTMENT OF AUTHENTICATING AGENT. As long as any Debt Securities remain Outstanding, the Trustee may upon the request of the Issuer, by an instrument in writing, appoint an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Debt Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 3.05. Debt Securities authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (determined as provided in Section 6.09 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

         Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Issuer.

         Upon receiving such a notice of resignation, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall upon Issuer Request appoint a successor Authenticating Agent, and the Issuer shall provide notice of such appointment to the Holders in the manner and to the extent provided in Section
1.05. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services. The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

                                   ARTICLE VII
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

         SECTION 7.01. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Issuer will furnish or cause to be furnished to the Trustee:

                  (a) on each Regular Record Date for an Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

except that no such lists need be furnished under this Section 7.01 so long as the Trustee is in possession thereof by reason of its acting as Security Registrar.

         SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 or received by it in the capacity of Paying Agent or Security Registrar (if so acting) hereunder.

         The Trustee may destroy any list furnished to it as provided in Section
7.01 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, and destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon the receipt of a new list so delivered.

         (b) If a Holder applies in writing to the Trustee, and furnishes to the Trustee reasonable proof that it has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the Holder desires to communicate with other Holders with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election either:

                  (i) afford such Holder access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

                  (ii) inform such Holder as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, specified in such application.

         If the Trustee shall elect not to afford the Holder access to such information, the Trustee shall, upon written request of such applicant, mail to the Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicant a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. In the event that the applicants decide to proceed despite the Trustee's opinion and obtain an order of a court of competent jurisdiction directing the Trustee to mail the applicable material, after entry of such order and renewal of such tender, the Trustee shall mail copies of such material to all such Holders; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Debt Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

                                  ARTICLE VIII
                             CONCERNING THE HOLDERS

         SECTION 8.01. ACTS OF HOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the

Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

         SECTION 8.02. PROOF OF OWNERSHIP; PROOF OF EXECUTION OF INSTRUMENTS BY HOLDERS. The ownership of the Debt Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

         Subject to the provisions of Sections 6.01, 6.03 and 9.05, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or such Holder's agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Issuer if made in the following manner:

         The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgment of deeds, that the person executing such instrument acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of such person's authority.

         The record of any Holders' meeting shall be proved in the manner provided in Section 9.06.

         The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

         If the Issuer shall solicit an Act from the Holders, the Issuer may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to take such Act, but the Issuer shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future Holder of the same Debt Security and any Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or any agent of the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Debt Security.

         SECTION 8.03. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this Indenture in connection with such Act, any Holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 8.02, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of such Debt Security and of any Debt Securities issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or such other Debt Securities.

                                   ARTICLE IX
                                HOLDERS' MEETINGS

         SECTION 9.01. PURPOSES OF MEETINGS. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

                  (a) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of
         Article V;

                  (b) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article VI;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

                  (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Debt Securities under any other provision of this Indenture or under applicable law.

         SECTION 9.02. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time or times and at such place in New York or Wilmington, Delaware as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders in the manner and to the extent provided in Section 1.05. Such notice shall be given not less than 20 days or more than 180 days prior to the date fixed for the meeting.

         SECTION 9.03. CALL OF MEETINGS BY ISSUER OR HOLDERS. In case at any time the Issuer, pursuant to a Board Resolution, or the Holders of not less than 10% in aggregate principal amount of the Outstanding Debt Securities shall have requested the Trustee to call a meeting of the Holders by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Issuer or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.

         SECTION 9.04. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Holders a Person shall be a Holder or a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee with respect to which such meeting is being held and its counsel and any representatives of the Issuer and its counsel.

         SECTION 9.05. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders as provided in Section 9.03, in which case the Issuer or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote at the meeting.

         Subject to the provisos in the definition of "Outstanding," at any meeting each Holder or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Debt Securities held or represented by such Holder; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities held by such chairman or instruments in writing duly designating such chairman as the person to vote on behalf of Holders. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 9.02 or
9.03 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

         SECTION 9.06. VOTING. The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 9.02. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 9.07. NO DELAY OF RIGHTS BY MEETING. Nothing in this Article IX contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of the Indenture or of the Debt Securities.

         SECTION 9.08. QUORUM; ACTIONS. The Persons entitled to vote a majority in principal amount of the Debt Securities shall constitute a quorum for a meeting of Securityholders; PROVIDED, HOWEVER, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in principal amount of the Debt Securities, the Persons holding or representing such specified percentage in principal amount of the Debt Securities will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Securityholders, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Debt Securities which shall constitute a quorum.

         Except as limited by the proviso in the first paragraph of Section 11.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the holders of not less than a majority in principal amount of the Debt Securities; PROVIDED, HOWEVER, that, except as limited by the proviso in the first paragraph of Section 11.02, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action that this Indenture expressly provides may be given by the holders of not less than a specified percentage in principal amount of the Debt Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of not less than such specified percentage in principal amount of the Debt Securities.

         Any resolution passed or decision taken at any meeting of holders of Debt Securities held in accordance with this Section shall be binding on all the Securityholders, whether or not present or represented at the meeting.

                                    ARTICLE X
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 10.01. ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Issuer shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (a) the corporation formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety (the "successor corporation") shall be a corporation or other banking organization organized and existing under the laws of the United States or any state or territory thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                  (b) immediately after giving effect to such transaction and treating any indebtedness that becomes an obligation of the Issuer as a result of such transaction as having been incurred by the Issuer at the time of such transaction, no Default, and no event that, after notice or lapse of time, or both, would become a Default, shall have happened and be continuing; and

                  (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease, and the assumption by any successor entity, and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Notwithstanding anything to the contrary in herein; (a) if the FDIC shall be appointed receiver for the Issuer and in its capacity as such shall cause the Issuer to merge with or into another financial institution, or in such capacity shall sell or otherwise convey part or all of the assets of the Issuer to another financial institution or shall arrange for the assumption of less than all of the liabilities of the Issuer by one or more other financial institutions, the FDIC shall have no obligation, either in its capacity as receiver or in its corporate capacity, to contract for or to otherwise arrange for the assumption of the obligation represented by the Debt Security in whole or in part by any financial institution or institutions which results from any such merger or which has purchased or otherwise acquired from the FDIC as receiver for the Issuer, any of the assets of the Issuer, or which, pursuant to any arrangement with the FDIC, has assumed less than all of the liabilities of the Issuer. To the extent that obligations represented by the Debt Security have not been assumed in full by a financial institution with or into which the Issuer may have been merged, as described in this paragraph (a), and/or by one or more financial institutions which have succeeded to all or a portion of the assets of the Issuer, or which have assumed a portion but not all of the liabilities of the Issuer as a result of one or more transactions entered into by the FDIC as receiver for the Issuer, then the holder of the Debt Security shall be entitled to payments on the obligations represented by the Debt Security in accordance with the procedures and priorities set forth in any applicable receivership regulations or in orders of the FDIC relating to such receivership.

         (b) In the event that the obligation represented by the Debt Security is assumed in full by another financial institution, which shall succeed by merger or otherwise to substantially all of the assets and the business of the Issuer, or which shall by arrangement with the FDIC assume all or a portion of the liabilities of the Issuer, and payment or provision for payment shall have been made in respect of all matured installments of interests upon the Debt Securities together with all matured installments of principal on such Debt Securities which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the Issuer shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal and interest on the Debt Security to be immediately due and payable shall be deemed to have been rescinded.

         (c) The Debt Security is not eligible to be purchased or held by any savings association or corporate affiliate thereof except that the Debt Security may be purchased or held by a corporate affiliate of the Bank or by a diversified savings and loan holding company and its non-savings association subsidiaries. The Bank may not recognize on its transfer books any transfer made to a savings association or any corporate affiliate thereof (except as provided in the preceding sentence) and will not be obligated to make any payments of principal or interest on the Debt Security if the owner of the Debt Security is a savings association or any corporate affiliate thereof (except as provided in the preceding sentence.)

         SECTION 10.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Issuer substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor corporation had been named as the Issuer herein, and thereafter, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities.

         SECTION 10.03. OPINION OF COUNSEL. The Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.03, shall be protected in relying upon an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article.

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

                  SECTION 11.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Issuer, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another corporation to the Issuer and the assumption by such successor of the covenants of the Issuer herein and in the Debt Securities contained; or

                  (b) to add to the covenants of the Issuer, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer; or

                  (c) to add any additional Defaults or Events of Default; or

                  (d) to change or eliminate any of the provisions of this Indenture, PROVIDED, that any such change or elimination shall become effective only when there is no Outstanding Debt Security created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

                  (e) to establish the form or terms of Debt Securities; or

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of
         Section 6.11; or

                  (g) to evidence any changes to Section 6.08 or 6.09 permitted by the terms thereof; or

                  (h) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provision of this Indenture; PROVIDED, that such other provisions shall not adversely affect the interests of the Holders of Outstanding Debt Securities created prior to the execution of such supplemental indenture in any material respect.

         SECTION 11.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities; PROVIDED, HOWEVER, that no such supplemental indenture shall, without such consent of the Holder of each Outstanding Debt Security affected thereby,

                  (a) change the Maturity Date or Interest Payment Date of any Debt Security, or reduce the principal amount thereof or the Interest Rate payable upon redemption thereof, or reduce the amount provable in bankruptcy or insolvency pursuant to Section 5.04, or change any Place of Payment where, or the currency in which, any Debt Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any payment on or after the Maturity Date thereof; or

                  (b) reduce the percentage in principal amount of the Outstanding Debt Securities, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                  (c) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 11.01(f).

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 11.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

         SECTION 11.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 11.05. REFERENCE IN DEBT SECURITIES TO SUPPLEMENTAL INDENTURES. Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new Debt Securities so modified as to conform, in the opinion of the Board of Directors of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities.

         SECTION 11.06. SUBORDINATION UNIMPAIRED. No supplemental indenture entered into under this Article shall modify, directly or indirectly, the provisions of Article XV or the definition of Senior Indebtedness in Section
1.01 in any manner that might alter or impair the subordination of the Debt Securities with respect to Senior Indebtedness then outstanding unless each holder of such Senior Indebtedness has consented thereto in writing.

         SECTION 11.07. NOTICE OF SUPPLEMENTAL INDENTURE. Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to Section 11.02, the Issuer shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.

                                   ARTICLE XII
                                    COVENANTS

         SECTION 12.01. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees for the benefit of the Debt Securities, that it will duly and punctually pay the principal of and interest on the Debt Securities in accordance with the terms of the Debt Securities and this Indenture. At the option of the Issuer, each installment of interest on the Debt Securities may be paid (i) by mailing checks for such interest payable to the order of the holders of Debt Securities entitled thereto as they appear on the registrar or (ii) by wire transfer to any account with a banking institution located in the United States designated by such Person to the paying agent no later than the related record date.

         SECTION 12.02. TAX TREATMENT OF THE DEBT SECURITIES. The Issuer will treat the Debt Securities as indebtedness, and the interest payable in respect of such Debt Securities (including any Additional Interest) as interest, for all U.S. federal income tax purposes. All payments in respect of such Debt Securities will be made free and clear of U.S. withholding tax PROVIDED, that any beneficial owner thereof has provided an Internal Revenue Service Form W-8 BEN (or any substitute or successor form) establishing its non-U.S. status for U.S. federal income tax purposes.

         SECTION 12.03. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in Wilmington, Delaware, in Fort Lauderdale, Florida or in each Place of Payment an office or agency where Debt Securities may be presented or surrendered for payment, where Debt Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Issuer in respect of the Debt Securities and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

         The Issuer may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Issuer of its obligations described in the preceding paragraph. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.

         SECTION 12.04. MONEY FOR DEBT SECURITIES; PAYMENTS TO BE HELD IN TRUST. If the Issuer shall at any time act as its own Paying Agent with respect of Debt Securities, it will, on or before each Interest Payment Date and the Maturity Date, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the interest and principal interest so becoming due, respectively, until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Issuer shall have one or more Paying Agents it will, prior to each Interest Payment Date and the Maturity Date, deposit with any such Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of or interest in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Issuer (or any other obligor upon the Debt Securities) in the making of any payment of principal of or interest on the Debt Securities; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent, and, upon such payment by the Issuer or any Paying Agent to the Trustee, the Issuer or such Paying Agent, as applicable, shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Debt Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer upon Issuer Request, or (if then held by the Issuer) shall be discharged from such trust, and the Holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent before being required to make any such repayment, may at the expense of the Issuer cause to be transmitted in the manner and to the extent provided by Section 1.05, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Issuer.

         SECTION 12.05. OFFICERS' CERTIFICATE AS TO DEFAULT. The Issuer will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Issuer, so long as Debt Securities are Outstanding hereunder, an Officers' Certificate (one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Issuer), stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observation of any of the terms, provisions and conditions of this Indenture, and, if the Issuer shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge. Such compliance shall be determined without regard to periods of grace or notice requirements.

         SECTION 12.06. REGULATORY REPORTS. So long as the only Holder of the Debt Securities is TPref Funding II, Ltd., the Issuer will deliver a copy of its regulatory financial report on OTS Form 1313 to the Holder promptly following its filing with the Issuer's federal regulatory authority.

                                  ARTICLE XIII
                                EARLY REDEMPTION


         SECTION 13.01. TAX REDEMPTION. If a Tax Event shall occur and be continuing, the Bank shall have the right, subject to the receipt by the Bank of prior approval from the OTS if then required under applicable capital guidelines or policies of the OTS, to redeem the Debt Securities, in whole but not in part as to the Debt Securities of the affected Holder, at any time within 90 days following the occurrence of such Tax Event (the "Tax Redemption Date"), at the Tax Redemption Price.

         SECTION 13.02. OPTIONAL REDEMPTION. The Issuer shall have the right to redeem the Debt Securities, in whole or in part from time to time, on any February 7, May 7, August 7 or November 7 on or after November 7, 2007 (the "Optional Redemption Date"), at the Optional Redemption Price. Any such optional redemption shall be subject to the receipt by the Issuer of prior approval from the OTS, if the Issuer is, or after giving effect to such redemption will be, failing to meet its regulatory capital requirements under 12 C.F.R. part 567.

         SECTION 13.03. NOTICE OF REDEMPTION; SELECTION OF DEBT SECURITIES. In case the Bank shall desire to exercise the right to redeem any of the Debt Securities, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debt Securities so to be redeemed at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debt Security designated for redemption as a whole shall not affect the validity of the proceedings for the redemption of any other Debt Security.

         Each such notice of redemption shall specify the CUSIP number, if any, of the Debt Securities to be redeemed, the date fixed for redemption, the redemption price at which Debt Securities are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue.

         Prior to 10:00 a.m. New York City time on the Tax Redemption Date or Optional Redemption Date, as applicable, specified in the notice of redemption given as provided in this Section, the Bank will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Debt Securities so called for redemption at the Optional Redemption Price or Tax Redemption Price, as applicable.

         The Bank will give the Trustee notice not less than 30 nor more than 60 days prior to the redemption date as to the redemption price at which the Debt Securities are to be redeemed and the aggregate principal amount of Debt Securities to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities (in integral multiples of $1,000) to be redeemed; however, the delivery of such notice to the Trustee shall not, without a delivery of a notice to the holders of the Debt Securities pursuant to this Section 13.03, result in the Debt Securities becoming due and payable on such proposed redemption date.

         SECTION 13.04. PAYMENT OF DEBT SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as provided in Section 13.03, the Debt Securities with respect to which such notice has been given to the holders of the Debt Securities shall become due and payable on the Tax Redemption Date or Optional Redemption Date, as applicable, and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption and any Additional Interest, and on and after said Tax Redemption Date or Optional Redemption Date, as applicable, (unless the Bank shall default in the payment of such Debt Securities at the redemption price, together with interest accrued to said date) interest on the Debt Securities so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, such Debt Securities shall be paid and redeemed by the Bank at the Optional Redemption Price or Tax Redemption Price, as applicable.

                                   ARTICLE XIV
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

         SECTION 14.01. INDENTURE AND DEBT SECURITIES SOLELY CORPORATE OBLIGATIONS.

         No recourse for the payment of the principal of or interest on any Debt Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer in this Indenture or in any supplemental indenture, or in any such Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director, employee or agent, as such, past, present or future, of the Issuer or of any successor corporation of the Issuer, either directly or through the Issuer or any successor corporation of the Issuer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debt Securities.

                                   ARTICLE XV
                        SUBORDINATION OF DEBT SECURITIES

         SECTION 15.01. AGREEMENT TO SUBORDINATE. The Issuer, for itself, its successors and assigns, covenants and agrees, and each Holder of a Debt Security likewise covenants and agrees by such Holder's acceptance thereof, that the obligation of the Issuer to make any payment on account of the principal of and interest on each and all of the Debt Securities shall, to the extent and in the manner provided herein, be subordinate and junior in right of payment to the Issuer's obligations to the holders of Senior Indebtedness.

         In the event of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up of or relating to the Issuer as a whole, whether voluntary or involuntary, all obligations of the Issuer to holders of Senior Indebtedness shall be entitled to be paid in full before any payment, whether in cash, property or otherwise, shall be made on any account of the principal of or interest on any of the Debt Securities. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders shall be entitled ratably to be paid from the remaining assets of the Issuer the amounts at the time due and owing on account of unpaid principal of and interest, if any, on the Debt Securities. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debt Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Debt Securities, shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full, such payment or distribution shall be held (in trust if received by such Holders) for the benefit of and shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Debt Securities on account of the unpaid principal of or interest, if any, on the Debt Securities for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent or have been set aside by the Issuer in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, remedies or powers of any secured creditor of the Issuer in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

         The Holders of Debt Securities and the Trustee, in respect of any claims of the Holders to payment of any principal or interest in respect of any Debt Securities, by their acceptance thereof will be deemed to have waived any right of set-off or counterclaim that such Holders or (subject to Section 6.07) the Trustee, respectively, in such respect, might otherwise have.

         The Issuer shall give prompt written notice to the Trustee of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up or relating to the Issuer as a whole, whether voluntary or involuntary, or of any default with respect to any Senior Indebtedness that would prevent the Trustee from making any payment in respect of the Debt Securities under this Section. The Trustee, subject to the provisions of Section 6.01, shall be entitled to assume that, and may act as if, no such event has occurred unless a Responsible Officer of the Trustee assigned to the Corporate Trust Office has received at the Corporate Trust Office of the Trustee from the Issuer or any one or more holders of Senior Indebtedness or any receiver or conservator of the Issuer (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee) written notice thereof. Upon any distribution of assets of the Issuer referred to in this Article, the Trustee and Holders shall be entitled to rely conclusively upon a certificate of the receiver or conservator, or any order or decree entered by a court of competent jurisdiction, or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the absence of a certificate from any such liquidating trustee, receiver, conservator, agent or other Person, the Trustee, subject to Section 6.01, shall be entitled to rely conclusively upon a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in its discretion, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 15.02. OBLIGATION OF THE ISSUER UNCONDITIONAL AND PAYMENT PERMITTED IF NO DEFAULT. Subject to the provisions of this Article and the terms of the Debt Securities, nothing contained in this Article or elsewhere in this Indenture is intended to or shall impair, as between the Issuer and the Holders, the obligation of the Issuer, which is absolute and unconditional, to pay to such Holders the principal of and interest on the Debt Securities when, where and as the same shall become due and payable, all in accordance with the terms of the Debt Securities, or is intended to or shall affect the relative rights of such Holders and creditors of the Issuer other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Debt Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

         SECTION 15.03. LIMITATIONS ON DUTIES TO HOLDERS OF SENIOR INDEBTEDNESS. In the event and during the continuation of any default in the payment of principal of or interest on, any Senior Indebtedness beyond any applicable period of grace, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal of or interest, if any, on the Debt Securities, or in respect of any redemption, exchange, retirement, purchase or other acquisition of any of the Debt Securities, shall be made by the Issuer.

         In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.03, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness

         SECTION 15.04. NOTICE TO TRUSTEE OF FACTS PROHIBITING PAYMENTS. The Issuer shall give prompt written notice to a Responsible Officer of the Trustee at the Corporate Trust Office of any fact known to the Issuer that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debt Securities pursuant to the provisions of this Article XV. Notwithstanding any of the provisions of this Article or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of funds to or by the Trustee unless and until a Responsible Officer of the Trustee assigned to its Corporate Trust Division shall have received at the Corporate Trust Office written notice thereof from the Issuer or from one or more holders of Senior Indebtedness or from any trustee therefor who shall have been certified by the Issuer or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee; and, prior to the receipt of such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if prior to the fifth Business Day preceding the date upon which by the terms hereof any such funds may become payable, or if prior to the third Business Day preceding the date of the execution of instruments pursuant to Section 4.01 acknowledging satisfaction and discharge of this Indenture, the Trustee shall not have received with respect to such funds the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and/or apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it on or after such date; PROVIDED, HOWEVER, no such application shall affect the obligations under this Article of the Persons receiving such moneys from the Trustee.

         SECTION 15.05. APPLICATION BY TRUSTEE OF MONEYS DEPOSITED WITH IT. Anything in this Indenture to the contrary notwithstanding, any deposit of a sum by the Issuer with the Trustee or any agent (whether or not in trust) for any payment of the principal of or interest on any Debt Securities shall, except as provided in Section 15.04, be subject to the provisions of Section 15.01.

         SECTION 15.06. SUBROGATION. Subject to the payment in full of all Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Issuer applicable to such Senior Indebtedness until the Debt Securities shall be paid in full, and none of the payments or distributions to the holders of such Senior Indebtedness to which the Holders or the Trustee would be entitled except for the provisions of this Article or of payments over, pursuant to the provisions of this Article, to the holders of such Senior Indebtedness by the Holders or the Trustee shall, as among the Issuer, its creditors other than the holders of such Senior Indebtedness, and the Holders, be deemed to be a payment by the Issuer to or on account of such Senior Indebtedness; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on one hand, and the holders of the Senior Indebtedness, on the other hand.

         SECTION 15.07. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF BANK OR HOLDERS OF SENIOR INDEBTEDNESS. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee and without affecting the obligations of the Issuer, the Trustee or the Holders under this Article.

         SECTION 15.08. AUTHORIZATION OF TRUSTEE TO EFFECTUATE SUBORDINATION OF DEBT SECURITIES. Each Holder of a Debt Security, by his or her acceptance thereof, authorizes and expressly directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders and the holders of Senior Indebtedness, the subordination provided in this Article. If, in the event of any proceeding or other action relating to the Issuer referred to in the second paragraph of Section 15.01, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the Holders prior to 15 days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders.

         SECTION 15.09. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS. The Trustee shall be entitled to all of the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not owe or be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders, the Issuer or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

         Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

         SECTION 15.10. ARTICLE XV NOT TO PREVENT DEFAULTS (INCLUDING EVENTS OF DEFAULT). The failure to make a payment pursuant to the terms of the Debt Securities by reason of any provision in this Article shall not be construed as preventing the occurrence of a Default (including an Event of Default, if any).

         SECTION 15.11. ARTICLE APPLICABLE TO PAYING AGENTS. The term "Trustee" as used in this Article shall (unless the context shall otherwise require) be construed as extending to and including each Paying Agent appointed by the Issuer and acting hereunder within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Sections 15.04 and 15.09 shall not apply to the Issuer or any Affiliate of the Issuer if the Issuer or such Affiliate acts as Paying Agent.

                                    * * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        BANKATLANTIC


                                        By:
                                           -----------------------------------
                                        Name:   Alan B. Levan
                                        Title:  Chairman and CEO

                                        WILMINGTON TRUST COMPANY,
                                        as Trustee, Paying Agent and
                                        Securities Registrar

                                        By:
                                           -----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                              --------------------------------

                                                                       EXHIBIT A

            FORM OF FLOATING RATE SUBORDINATED DEBT SECURITY DUE 2012

                               [FACE OF SECURITY]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ISSUED PURSUANT TO AN EXEMPTION FROM THE OFFERING CIRCULAR REQUIREMENTS OF THE OFFICE OF THRIFT SUPERVISION (THE "OTS") SET FORTH IN PART 563G OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS AND HAS NOT BEEN OFFERED PURSUANT TO AN OFFERING CIRCULAR FILED WITH, AND DECLARED EFFECTIVE BY, THE OTS. THIS SECURITY MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE OFFERING CIRCULAR UNDER SUCH OFFERING CIRCULAR REQUIREMENTS OR PURSUANT TO AN EXEMPTION FROM SUCH REQUIREMENTS. DUE CARE SHOULD BE TAKEN THAT A PROSPECTIVE SELLER OF THIS SECURITY IS NOT AN UNDERWRITER WITHIN THE MEANING OF 12 C.F.R. 563G.1(A)(14). THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE BANK, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A) (1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE OFFERING CIRCULAR REQUIREMENTS OF THE OTS, SUBJECT TO THE BANK'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE
(C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE BANK. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF

THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF
SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (II) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATE AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A PRINCIPAL AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY.

THIS OBLIGATION IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC").

THIS OBLIGATION IS SUBORDINATED ON LIQUIDATION, AS TO PRINCIPAL, INTEREST, AND PREMIUM, IF ANY, TO ALL CLAIMS (INCLUDING POST-DEFAULT INTEREST) AGAINST THE SAVINGS ASSOCIATION HAVING THE SAME PRIORITY AS SAVINGS ACCOUNT HOLDERS OR ANY HIGHER PRIORITY, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED BY THE ASSETS OF THE BANK OR ANY OF ITS AFFILIATES.

ABSENT PRIOR WRITTEN APPROVAL OF THE OTS, THIS SECURITY IS NOT ELIGIBLE FOR PURCHASE BY ANY SAVINGS ASSOCIATION OR A CORPORATE AFFILIATE THEREOF, EXCEPT THAT THIS SECURITY MAY BE PURCHASED BY A CORPORATE AFFILIATE OF THE BANK OR BY ANY DIVERSIFIED SAVINGS AND LOAN HOLDING COMPANY AND ANY NON-SAVINGS ASSOCIATION SUBSIDIARY THEREOF. THE BANK MAY NOT RECOGNIZE ON ITS TRANSFER BOOKS ANY TRANSFER MADE TO A SAVINGS ASSOCIATION OR ANY CORPORATE AFFILIATE THEREOF (EXCEPT AS PROVIDED IN THE PRECEDING SENTENCE) AND WILL NOT BE OBLIGATED TO MAKE ANY PAYMENTS OF PRINCIPAL OR INTEREST ON THIS SECURITY IF THE OWNER OF THIS SECURITY IS A SAVINGS ASSOCIATION OR ANY CORPORATE AFFILIATE THEREOF (EXCEPT AS PROVIDED IN THE PRECEDING SENTENCE).

Certificate No. ____                                        CUSIP: ____________


                Floating Rate Subordinated Debt Security Due 2012
                                       of

                                  BankAtlantic

BankAtlantic (the "Bank"), for value received, hereby promises to pay to [______________], as Trustee for the benefit of the Noteholders of TPref Funding II, Ltd. (the "Holder"), or registered assigns, the principal sum of Twenty Two Million Dollars ($22,000,000) on November 7, 2012, and to pay interest thereon from October 29, 2002, or the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly in arrears on February 7, May 7, August 7 and November 7 of each year commencing February 7, 2003, at a variable per annum rate equal to LIBOR (as defined in the Indenture) plus 3.45% until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at an annual rate equal to the Interest Rate in effect for each such period compounded quarterly; PROVIDED, that the Interest Rate may not exceed 12.5% through the Interest Payment Date in November, 2007. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant interest period. In the event that any date on which interest is payable on this Debt Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the fifteenth day prior to an Interest Payment Date whether or not such date is a Business Day. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such Regular Record Date and may be paid to the Person in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of the Debt Securities not more than 15 days and not less than 10 days prior to such special record date, all as more fully provided in the Indenture, or in any other lawful manner consistent with the provisions of the Indenture. The Issuer shall not pay any interest while it remains in default in the payment of any assessment due to the FDIC; PROVIDED, that, if such default is due to a dispute between the Issuer and the FDIC over the amount of such assessment, this limitation shall not apply, if the Issuer deposits security satisfactory to the FDIC for payment upon final determination of the issue. The principal of and interest on this Debt Security shall be payable at the office or agency of the Trustee (or other Paying Agent appointed by the Bank) maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Bank by check mailed to the registered holder at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the holder hereof.

         Prior to November 7, 2007, this Debt Security is not subject to redemption, repayment, repurchase or retirement prior to maturity, unless certain events occur involving U.S. taxation, all as set forth in the Indenture, and is not subject to any sinking fund.

         The indebtedness evidenced by this Debt Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Debt Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debt Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its, his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         The Bank waives demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices.

         This Debt Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

         The provisions of this Debt Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Bank has duly executed this certificate.

                                  BankAtlantic


                                            By:
                                              ---------------------------------
                                               Name:  Alan B. Levan
                                               Title: Chairman and CEO
Dated: _____________, 2002


                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Debt Securities referred to in the within-mentioned Indenture.

                         [_____________], not in its individual capacity but solely as Trustee

                         By:________________________________
                              Authorized Officer


Dated:  _____________, 2002

                              [REVERSE OF SECURITY]

         This Debt Security is one of a duly authorized series of Debt Securities of the Bank, all issued or to be issued pursuant to an Indenture (the "Indenture") dated as of October 29, 2002, duly executed and delivered between the Bank and Wilmington Trust Company, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Bank and the holders of the Debt Securities of which this Debt Security is a part. The summary of the terms of this Debt Security contained herein does not purport to be complete and is qualified by reference to the Indenture. In the event of any conflict between the terms of this Debt Security and the Indenture, the terms of this Debt Security shall be controlling.

         The Bank may redeem this Debt Security, in whole or in part from time to time, on any Interest Payment Date on or after November 7, 2007 (the "Optional Redemption Date") at the Optional Redemption Price.

         The "Optional Redemption Price" means (1) if the Optional Redemption Date is before August 7, 2011, the greater of (a) 100% of the principal amount of the Debt Securities to be redeemed, or (b) as determined by a Quotation Agent, the sum of the present value of the principal amount payable as part of the Redemption Price with respect to a redemption as of the Final Redemption Date, together with the present value of the remaining interest payments, calculated at a fixed per annum rate of interest equal to 8.11% over the Remaining Life, discounted to the Optional Redemption Date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.50%, plus, in the case of either (a) or (b), accrued and unpaid interest on such Debt Securities to the Optional Redemption Date; and (2) if the Optional Redemption Date is on or after August 7, 2011, the Redemption Price for such Optional Redemption Date.

         "Treasury Rate" means (i) the yield, under the heading which represents the average for the week immediately prior to the date of calculation, appearing in the most recently published statistical release designated H.15 (519) or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the quarterly equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Optional Redemption Date.

         "Comparable Treasury Issue" means with respect to any Optional Redemption Date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after the Final Redemption Date, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

         "Comparable Treasury Price" means (a) the average of five Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Quotation Agent receives fewer than five such Reference Treasury Dealer Quotations, the average of all such Quotations.

         "Primary Treasury Dealer" means a primary United States Government securities dealer in New York City.

         "Quotation Agent" means Salomon Smith Barney Inc. and its successors; PROVIDED, HOWEVER, that if the foregoing shall cease to be a Primary Treasury Dealer, the Issuer shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer" means (i) the Quotation Agent and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.

         Upon the occurrence and continuation of a Tax Event, this Debt Security may become due and payable, in whole but not in part, at any time, within 90 days following the occurrence of such Tax Event (the "Tax Redemption Date"), at the Tax Redemption Price.

         Any optional redemption or redemption due to the occurrence of a Tax Event will be made, subject to the receipt by the Bank of prior approval from the OTS, if then required under applicable capital guidelines or policies of the OTS, upon not less than 30 days' nor more than 60 days' notice.

         "Tax Redemption Price" means 100% of the principal amount of the Debt Securities being redeemed plus accrued and unpaid interest on such Debt Securities to the Tax Redemption Date.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debt Securities may be declared due and payable, and upon such declaration of acceleration shall become due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Any such redemption will be made, subject to the receipt by the Bank of prior approval from THE OTS, if the Bank is, or after giving effect to such prepayment will be, failing to meet its regulatory capital requirements under 12 C.F.R. pt. 567 upon not less than 30 days' nor more than 60 days' notice.

         The Indenture contains provisions permitting the Bank and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debt Securities at the time outstanding affected thereby, as specified in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities; PROVIDED, HOWEVER, that no such supplemental indenture shall, among other things, without the consent of the holders of each Debt Security then outstanding and affected thereby (i) change the fixed maturity of the Debt Securities or any Interest Payment Date, or reduce the principal amount of any Debt Security or the Interest Rate thereon, or reduce the amount provable in bankruptcy or insolvency pursuant to Section 5.04 of the Indenture, or change the place of payment for any Debt Security, or the currency in which any Debt Security or any interest thereon is payable, or impair or affect the right of any holder of Debt Securities to institute suit for the payment thereof, or (ii) reduce the aforesaid percentage of Debt Securities, the holders of which are required to consent to any such supplemental indenture or any waiver of compliance with certain provisions of the Indenture or any Event of Defaults thereunder and their consequences. The Indenture contains provisions permitting the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding affected thereby as provided in the Indenture, on behalf of all of the holders of the Debt Securities, to waive any past Event of Default. Any such waiver by the registered holder of this Debt Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debt Security and of any Debt Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such waiver is made upon this Debt Security.

         No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debt Security at the time and place and at the rate and in the money herein prescribed.

         As provided in the Indenture and subject to certain limitations herein and therein set forth, this Debt Security is transferable by the registered holder hereof on the Security Register of the Bank, upon surrender of this Debt Security for registration of transfer at the office or agency of the Trustee in Wilmington, Delaware accompanied by a written instrument or instruments of transfer in form satisfactory to the Bank or the Trustee duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Debt Securities of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Debt Security, the Bank, the Trustee, any Authenticating Agent, any Paying Agent, any transfer agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debt Security shall be overdue and notwithstanding any notice of ownership or writing hereon) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Bank nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any transfer agent nor any Security Registrar shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Bank or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

         The Debt Securities are issuable only in registered certificated form without coupons. As provided in the Indenture and subject to certain limitations herein and therein set forth, Debt Securities are exchangeable for a like aggregate principal amount of Debt Securities of a different authorized denomination, as requested by the holder surrendering the same.

         Notwithstanding anything to the contrary in this Debt Security (or in any related document); (A) if the FDIC shall be appointed receiver for the Bank and in its capacity as such shall cause the Bank to merge with or into another financial institution, or in such capacity shall sell or otherwise convey part or all of the assets of the Bank to another financial institution or shall arrange for the assumption of less than all of the liabilities of the Bank by one or more other financial institutions, the FDIC shall have no obligation, either in its capacity as receiver or in its corporate capacity, to contract for or to otherwise arrange for the assumption of the obligation represented by this Debt Security in whole or in part by any financial institution or institutions which results from any such merger or which has purchased or otherwise acquired from the FDIC as receiver for the Bank, any of the assets of the Bank, or which, pursuant to any arrangement with the FDIC, has assumed less than all of the liabilities of the Bank. To the extent that obligations represented by this Debt Security have not been assumed in full by a financial institution with or into which the Bank may have been merged, as described in this paragraph (A), and/or by one or more financial institutions which have succeeded to all or a portion of the assets of the Bank, or which have assumed a portion but not all of the liabilities of the Bank as a result of one or more transactions entered into by the FDIC as receiver for the Bank, then the holder of this Debt Security shall be entitled to payments on this obligation in accordance with the procedures and priorities set forth in any applicable receivership regulations or in orders of the FDIC relating to such receivership.

         (B) In the event that the obligation represented by this Debt Security is assumed in full by another financial institution, which shall succeed by merger or otherwise to substantially all of the assets and the business of the Bank, or which shall by arrangement with the FDIC assume all or a portion of the liabilities of the Bank, and payment or provision for payment shall have been made in respect of all matured installments of interest upon the Debt Securities together with all matured installments of principal on such Debt Securities which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the Bank shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal and interest on the Debt Security to be immediately due and payable shall be deemed to have been rescinded.

         (C) This Debt Security is not eligible to be purchased or held by any savings association or corporate affiliate thereof except that this Debt Security may be purchased or held by a corporate affiliate of the Bank or by a diversified savings and loan holding company and its non-savings association subsidiaries. The Bank may not recognize on its transfer books any transfer made to a savings association or any corporate affiliate thereof (except as provided in the preceding sentence) and will not be obligated to make any payments of principal or interest on this Debt Security if the owner of this Debt Security is a savings association or any corporate affiliate thereof (except as provided in the preceding sentence.)

         All terms used in this Debt Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THE INDENTURE AND THE DEBT SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH APPLICABLE FEDERAL LAWS AND THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SUCH STATE.